October 18, 2013

STRATEGIC FUNDS, INC.

-          Dreyfus Active MidCap Fund

Supplement to Summary and Statutory Prospectuses

dated May 1, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information will supersede and replace the last sentence in “Principal Investment Strategy” in the summary prospectus and “Fund Summary - Principal Investment Strategy” in the prospectus and the second paragraph and the third and fourth sentences of the eighth paragraph in “Fund Details - Goal and Approach” in the prospectus:

The fund currently defines “midsize companies” as companies included in the Russell Midcap Index®, the fund’s benchmark index, and typically will hold between 100 and 250 securities.  As of September 30, 2013, the total market capitalization of the largest company in the Russell Midcap Index® was  approximately $27.16 billion and, the weighted average and median market capitalizations of the index were approximately $10.63 billion and $5.50 billion, respectively.  These capitalization measures vary with market changes and reconstitutions of the index.